                                                                  Exhibit 10.22

NATIONSBANK-REGISTERED TRADEMARK-

                    DISBURSEMENT REQUEST AND AUTHORIZATION

-----------------------------------------------------------------------------------------------------------------------------------
  Principal           Loan Date        Maturity       Loan No.        Call      Collateral      Account      Officer       Initials
$6,000,000.00        05-24-1999       05-24-2000     4290542-273                   441                         K44
-----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------------------

Borrower:   Regeneration Technologies, Inc.        Lender:   Bank of America, N.A.
            1 Innovation Drive                               dba NationsBank, N.A., Successor to Barnett Bank, N.A.
            Alachua, FL 32615                                P.O. Box 40329
                                                             Jacksonville, FL 32203-0329
===================================================================================================================

LOAN TYPE. This is a Variable Rate (1.500% over "Wall Street Journal LIBOR Rate" which is a fluctuating rate of interest equal to the 1 month London interbank offered rate as published in the "Money Rates" section of The Wall Street Journal on the immediately preceding business day as adjusted from time to time in Lender's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs, making an initial rate of 6.885%). Revolving Line of Credit Loan to a Corporation for $6,000,000.00 due on September 24, 2000. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

     / / Personal, Family, or Household Purposes or Personal investment.

     /X/ Business (including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Support Receivables.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $5,000,000.00 as follows:

           Undisbursed Funds:                                     $4,596,189.85

           Amount paid to others on Borrower's behalf:            $1,403,810.15
           $1,403,810.15 Renewal of Loan No. 4295542-273

           Other Charges Financed:                                        $0.00
                                                                  -------------

           Note Principal:                                        $6,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

           Prepaid Finance Charges Paid in Cash:                          $0.00

           Other Charges Paid in Cash:                               $10,175.00
                 $10,000.00 Loan Origination Fee
                 $175.00 Closing Agent Fee
                                                                  -------------

           Total Charges Paid in Cash:                               $10,175.00

AUTHORIZATION TO DEBIT ACCOUNT FOR CLOSING COSTS. An exhibit, titled "AUTHORIZATION TO DEBIT ACCOUNT FOR CLOSING COSTS," is attached to this Authorization and by this reference is made a part of this Authorization just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Authorization.

AUTOMATIC PAYMENT. An exhibit, titled "AUTOMATIC PAYMENT," is attached to this Authorization and by this reference is made a part of this Authorization just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Authorization.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED SEPTEMBER 24, 1999.

BORROWERS:

Regeneration Technologies, Inc.

By: /s/ Richard R. Allen
    -----------------------------------------
    Richard R. Allen, Chief Financial Officer


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NATIONSBANK-REGISTERED TRADEMARK-

                                PROMISSORY NOTE

-----------------------------------------------------------------------------------------------------------------------------------
  Principal           Loan Date        Maturity       Loan No.        Call      Collateral      Account      Officer       Initials
$6,000,000.00        09-24-1999       09-24-2000     4296542-273                   441                         K44
-----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------------------

Borrower:   Regeneration Technologies, Inc.        Lender:   Bank of America, N.A.
            1 Innovation Drive                               dba NationsBank, N.A., Successor to Barnett Bank, N.A.
            Alachua, FL 32615                                P.O. Box 40329
                                                             Jacksonville, FL 32203-0329

===================================================================================================================

Principal Amount: $6,000,000.00     Initial Rate: 6.881%      Date of Note:
                                                              September 24, 1999

PROMISE TO PAY. Regeneration Technologies, Inc. ("Borrower") promises to pay to Bank of America, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of Six Million & 00/100 Dollars ($6,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on September 24, 2000. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning October 24, 1999, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the "Wall State Journal LIBOR Rate" which is a fluctuating rate of interest equal to the 1 month London interbank offered rate as published in the "Money Rates" section of The Wall Street Journal on the immediately preceding business day as adjusted from time to time in Lender's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur most often than each date of such change in the Index. The Index currently is 5.381% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.500 percentage points over the index, resulting in an initial rate of 6.881% per annum. NOTICE: Under no circumstances will the effective rate of interest on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 4.000% of the unpaid portion of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respects either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property. Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

LENDER's RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. This Note has been delivered to Lender and accepted by Lender in the State of Florida. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Duval County, the State of Florida. This Note shall be governed by and construed in accordance with the laws of the State of Florida.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided on this paragraph.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

ARBITRATION. Any claim or controversy ("Claim") between the parties, whether arising in contract or tort or by statute including, but not limited to. Claims resulting from or relating to this Agreement shall, upon the request of either party, be resolved by arbitration in accordance with the Federal Arbitration Act (Title 9, US Code). Arbitration proceedings will be conducted in accordance with the rules for arbitration of financial services disputes of

                           PROMISSORY NOTE
                             (Continued)
===============================================================================

J.A.M.S./Endispute. The arbitration shall be conducted in any state where real or personal property collateral for the credit is located or if there is no collateral, in the state of any Borrower's domicile at the time of the execution of this Agreement or at the commencement of any arbitration proceeding. The arbitration hearing shall commence within 90 days of the demand for arbitration and close within 90 days of commencement, and any award, which may include legal fees, shall be issued (with a brief written statement of the reasons therefore) within 30 days of the close of hearing. Any dispute concerning whether a claim is arbitrable or barred by the statute of limitations shall be determined by the arbitrator. This arbitration provision is not intended to limit the right of any party to exercise self-help remedies, to seek and obtain interim or provisional relief of any kind or to initiate judicial or non-judicial foreclosure against any real or personal property collateral.

DEFAULT INTEREST RATE. Upon default under this Note, including failure to pay upon final maturity, to the extent permitted by law, the rate of interest on the unpaid principal shall be increased at Lender's discretion up to the maximum rate allowed by law, or if not, 25% per annum.

NON-USAGE FEE. A non-refundable, non-proratable fee of .25% per annum of the unused portion of the original principal amount of this Note shall be due and payable annually, in arrears, commencing September 24, 1999. This fee may be modified from time to time by Lender upon prior written notice to Borrower.

YEAR 2000 REPRESENTATIONS AND WARRANTIES. An exhibit, titled "YEAR 2000 REPRESENTATIONS AND WARRANTIES," is attached to this Note and by this reference is made a part of this Note just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Note.

FINANCIAL COVENANTS. An exhibit, titled "FINANCIAL COVENANTS," is attached to this Note and by this reference is made a part of this Note just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Note.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:                                    THIS INSTRUMENT WAS MADE, EXECUTED
                                             AND DELIVERED OUTSIDE THE STATE OF
Regeneration Technologies, Inc.              FLORIDA, AND NO FLORIDA DOCUMENTARY
                                             STAMP TAX IS DUE HEREON IN
                                             ACCORDANCE WITH F.A.C. 128-4.053

By:  /s/ Richard R. Allen
   -----------------------------------------
   Richard R. Allen, Chief Financial Officer

===============================================================================

NATIONSBANK-Registered Trademark-


                                LOAN AGREEMENT


-----------------------------------------------------------------------------------------------------------------------------------
  Principal           Loan Date        Maturity       Loan No.        Call      Collateral      Account      Officer       Initials
$5,000,000.00        09-24-1999       09-24-2000     4296542-273                   441                       K44
-----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------------------

Borrower:   Regeneration Technologies, Inc.        Lender:   Bank of America, N.A.
            1 Innovation Drive                               dba NationsBank, N.A., Successor to Barnett Bank, N.A.
            Alachua, FL 32615                                P.O. Box 40329
                                                             Jacksonville, FL 32203-0329
===================================================================================================================

THIS LOAN AGREEMENT between Regeneration Technologies, Inc. ("Borrower") and Bank of America, N.A. ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied in Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of September 24, 1999, and shall continue thereafter until all indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

     ACCOUNT. The word "Account" means a trade account, account receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

     ACCOUNT DEBTOR. The words "Account Debtor" mean the person or entity obligated upon an Account.

     ADVANCE. The word "Advance" means a disbursement of Loan funds under this Agreement.

     BORROWER. The word "Borrower" means Regeneration Technologies, Inc. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

     BORROWING BASE. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $5,000,000.00; or (b) 80.000% of the aggregate amount of Eligible Accounts.

     CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL."

     ELIGIBLE ACCOUNTS. The words "Eligible Accounts" mean, at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing. Eligible Accounts do not include:

          (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

          (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

          (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

          (d) Accounts with respect to which the Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

          (e) Accounts which are subject to dispute, counterclaim, or setoff.

          (f) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

          (g) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

          (h) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

          (i) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States.

          (j) Accounts which have not been paid in full within 90 DAYS from the invoice date. The entire balance of any Account of any single Account debtor will be ineligible whenever the portion of the Account which has not been paid within 90 DAYS from the invoice date is in excess of 50.000% of the total amount outstanding on the Account.

          (k) (k) Any portion of any Account Debtor's total balance is subject to potential offset by virtue of outstanding amounts simultaneously owed by the Borrower to that Account Debtor, than an amount equal to the lessor of remaining eligible trade receivable balance or outstanding

    RA

09-24-1999                        LOAN AGREEMENT                        Page 2
                                   (Continued)
===============================================================================
          payable; (l) any balance of any Account Debtor which exceeds
          20.000% of total outstanding trade receivables of the Borrower; (m) any balance of a foreign-based Account Debtor, unless supported by a letter of credit or credit insurance naming Lender as beneficiary; (n) any outstanding finance charges accessed to an Account Debtor; (o) any outstanding invoices of an Account Debtor issued with cash or COD terms shall be deemed ineligible if on the books for more than standard sales terms; (p) Lender, at its sole discretion, reserves the right to deem any accounts receivable balance ineligible. This includes Equipment Receivables, dating
          Term Receivables, and Unapplied Credits that are greater than 90 days from invoice date.

     ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

     EXPIRATION DATE. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

     GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     LENDER. The word "Lender" means Bank of America, N.A., its successors and assigns.

     LINE OF CREDIT. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

     LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation these loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

     PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing indebtedness owed by Borrower to Lender, (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monotary amount with respect to the net value of Borrower's assets.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

     SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattal mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

     CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender.

          (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

          (b) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

          (c) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

          (d) All guaranties required by Lender for the Line of Credit shall have been executed by each Guarantor, delivered to Lender; and be in full force and effect.

          (e) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, books, records, and operations, and Lender shall be satisfied as to their condition.

          (f) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

          (g) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

     MAKING LOAN ADVANCES. Advances under the credit facility, as well as directions for payment from Borrower's accounts, may be requested orally

    RA

09-24-1999                       LOAN AGREEMENT                          Page 3
                                  (Continued)
================================================================================

     or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

     MANDATORY LOAN REPAYMENTS. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

     LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Line of Credit and performance of all other Loans, obligations and duties owned by Borrower to Lender. Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"), including without limitation Borrower's present and future Accounts and general intangibles. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

     PERFECTION OF SECURITY INTEREST. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement. Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender of any change in Borrower's Social Security Number or Employer identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

     COLLATERAL RECORDS. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings.

     COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender a schedule of Accounts and Eligible Accounts, in form and substance satisfactory to the Lender. Thereafter and at such frequency as Lender shall require, Borrower shall execute and deliver to Lender such supplemental schedules of Eligible Accounts and such other matters and information relating to Borrower's Accounts as Lender may request.

     REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (b) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (c) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

     REMITTANCE ACCOUNT. Borrower agrees that Lender may at any time require Borrower to institute procedures whereby the payments and other proceeds of the Accounts shall be paid by the Account Debtors under a remittance account or lock box arrangement with Lender, or Lender's agent, or with one or more financial institutions designated by Lender. Borrower further agrees that, if no Event of Default exists under this Agreement, any and all of such funds received under such a remittance account or lock box arrangement shall, at Lender's sole election and discretion, either be (a) paid or turned over to Borrower; (b) deposited into one or more accounts for the benefit of Borrower (which deposit accounts shall be subject to a security assignment in favor of Lender); (c) deposited into one or more accounts for the joint benefit of Borrower and Lender (which deposit accounts shall likewise be subject to a security assignment in favor of Lender); (d) paid or turned over to Lender to be applied to the indebtedness in such order and priority as Lender may determine within its sole discretion; or (a) any combination of the foregoing as Lender shall determine from time to time. Borrower further agrees that, should one or more Events of Default exist, any and all funds received under such a remittance account or lock box arrangement shall be paid or turned over to Lender to be applied to the indebtedness, again in such order and priority as Lender may determine within its sole discretion.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

     ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of Borrower's incorporation and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under
     (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or
     (b) any law, governmental regulation, court decree, or order applicable to Borrower.

     FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

RA

09-24-1999                       LOAN AGREEMENT                          Page 4
                                  (Continued)
================================================================================

     PROPERTIES. Except for Permitted Liens, Borrower owns and has good title to all of Borrower's properties free and clear of all Security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1501, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that:
     (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any price owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and
     (b) agrees to indemnity and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

     LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

     BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

     COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

     EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plans, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

     LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 1 Innovation Drive, Alachua, FL 32615. Unless borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

     INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

     LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than one hundred fifty (150) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than fifty (50) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

     INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to

RA

09-24-1999                        LOAN AGREEMENT                        Page 5
                                  (Continued)
================================================================================

    Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

    INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;
    (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining these values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

    OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

    LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

    TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

    PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

    OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

    INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

    COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender at Lender's request and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

    ENVIRONMENTAL COMPLIANCE AND REPORTS.   Borrower shall comply in all
    respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

    ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital losses, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's Accounts, except to Lender.

     CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1988, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

     LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

     RA

09-24-1999                        LOAN AGREEMENT                        Page 6
                                  (Continued)
================================================================================
CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

AGING REPORTS REQUIREMENT. Unless otherwise waived or modified in writing by Lender, in addition to such other information, statements and reports. Borrower shall from time to time hereafter but not less than monthly, execute and deliver to Lender no later than the 30th day of each month during the term of this Agreement, a detailed aging of Borrower's accounts receivable by total, a summary aging of accounts receivable by account debtor and a reconciliation statement. In addition, Borrower shall also execute and deliver to Lender a detailed aging of Borrower's accounts payable by total, a summary aging of accounts payable by account creditor and a reconciliation statement.

BORROWING BASE REPORTING. Notwithstanding anything to the contrary contained in this Agreement, Borrower shall supply a weekly borrowing base certificate (or more frequently, if required due to availability shortfall). Monthly borrowing base certificate supported by accounts receivable aging, accounts payable aging, and end of month company prepared financial statements. Ineligible collateral figures adjusted at each month and or more frequently by the Borrower, at the discretion of Lender's Asset Based Lending Services. All monthly required reports will be due no later than 30 days after the end of each month.

SEMI-ANNUAL AUDITS. Semi-annual audits of Borrower's Collateral will be performed by Lender or its Agent, and the Borrower will be responsible for all costs of said audits. If circumstances warrant, Lender's Asset Based Lending Services may recommend changes in frequency of audits at it's sole discretion.

CONTINGENT LIABILITIES. Notwithstanding anything to the contrary contained in this Agreement, Borrower shall inform Lender of any actual or potential contingent liabilities in excess of $250,000.00.

ADDITIONAL DEBT. Notwithstanding anything to the contrary contained in this Agreement, Borrower shall not incur any additional debt in excess of $100,000.00 without prior consent from Lender. In addition, Borrower shall not pledge or mortgage any assets except for purchase money as within $100,000.00 limitation.

FINANCIAL COVENANTS AND RATIOS.  Borrower shall maintain a Fixed Charge Ratio of
1.10 to 1.00 or greater to be measured on a rolling four (4) quarters basis beginning December 31, 1999. Fixed charge shall be defined as Earnings Before Interest, Taxes, Depreciation and Amortization plus lease payments divided by lease payments plus interest expense. Borrower shall maintain a ratio of Funded Debt/EBITDA of not greater than of 4.00 to 1.00 to be measured on a rolling four
(4) quarters basis beginning December 31, 1999.

TREASURY MANAGEMENT PRODUCT LIMITATIONS. Notwithstanding anything to the contrary contained in this Agreement, AutoBorrower, Controlled Disbursement or any other cash management product shall not be utilized in conjunction with this Asset Based Lending revolving line of credit unless approved by Lender's Asset Based Lending Services in advance.

ACCOUNT VERIFICATIONS. Notwithstanding anything to the contrary contained in this Agreement, verification of outstanding Account Debtor balances shall be conducted by Lender's Asset Based Lending Services. Furthermore, Borrower shall provide to Lender's Asset Based Lending Services a quarterly customer list update (or more frequently, at the discretion of Asset Based Lending Services).

FUNDED DEBT DEFINITION. Notwithstanding anything to the contrary contained in the "Financial Covenants and Ratios" section of this Agreement, the term "Funded Debt" shall be define as outstanding line balances, current and non-current portion of long term debt, current and long term portion of capitalized leases.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided on this paragraph.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

     OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

     INSECURITY. Lender, in good faith, deems itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will

RA

09-24-1999                      LOAN AGREEMENT                         Page 7
                                 (Continued)
===============================================================================
terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related
Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Florida. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Duval County, the State of Florida. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's legal expenses, whether or not there is a lawsuit, including expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

     SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the solve discretion of Lender.

RA

09-24-1999                        LOAN AGREEMENT                        Page 8
                                   (Continued)
===============================================================================

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF SEPTEMBER 24, 1999.

BORROWER:

Regeneration Technologies, Inc.

By:          /s/ Richard R. Allen
   -----------------------------------------
   Richard R. Allen, Chief Financial Officer

LENDER:

Bank of America, N.S.

By:       /s/ Cynthia M. Stringfield
   -----------------------------------------
   Authorized Officer

===============================================================================

NATIONSBANK-Registered Trademark-

                      COMMERCIAL SECURITY AGREEMENT

-----------------------------------------------------------------------------------------------------------------------------------
  Principal           Loan Date        Maturity       Loan No.        Call      Collateral      Account      Officer       Initials
$6,000,000.00        09-24-1999       09-24-2000     4296542-273                   441                         K44
-----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------------------

BORROWER:   Regeneration Technologies, Inc.        LENDER:   Bank of America, N.A.
            1 Innovative Drive                               dba NationsBank, N.A., Successor to Barnett Bank, N.A.
            Alachua, FL 32615                                P.O. Box 40329
                                                             Jacksonville, Fl 32202-0329

===================================================================================================================


THIS COMMERCIAL SECURITY AGREEMENT is entered into between Regeneration Technologies, Inc. (referred to below as "Grantor"); and Bank of America, N.A. (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

    AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

    COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

        ALL ACCOUNTS

    In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

        (a) All accessions, accessories, increases, and additions to and all replacements of and substitutions for any property described above.

        (b) All products and produce of any of the property described in this Collateral section.

        (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

        (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

        (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

    EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Defaults set forth below in the section titled "Events of Default."

    GRANTOR. The word "Grantor" means Regeneration Technologies, Inc., its successors and assigns

    GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

    INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later, whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

    LENDER. The word "Lender" means Bank of America, N.A., its successors and assigns.

    NOTE. The word "Note" means the the note or credit agreement dated May 14, 1999 in the original principal amount of $2,000,000.00 as renewed and increased by the note or credit agreement dated September 24, 1999 in the principal amount of $6,000,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

    RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

    PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further

09-24-1999                  COMMERCIAL SECURITY AGREEMENT                PAGE 2
                                   (CONTINUED)
===============================================================================
    authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND
    WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS
    IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

    NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

    ENFORCEABILITY OF COLLATERAL. To the extent of Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

    REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Florida, without the prior written consent of Lender.

    TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds form any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

    TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

    COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

    MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

    TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

    COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation or withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

    HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release or any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
    Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of this Agreement.

    MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty
    (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in

09-24-1999                COMMERCIAL SECURITY AGREEMENT                 Page 3
                                (Continued)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

     APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.

     INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust by Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:
     (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Colateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or
(ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the indebtedness.

     OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related documents is false or misleading in any material respect, either now or at the time made or furnished.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help repossession or any other method, by any credit or Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent.

     ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     INSECURITY. Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Florida Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Lender may declare the entire indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

     ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be s\designated by Lender. Lender also shall have full power to either upon the property of Grantor to take possession of and remove the

09-24-1999                 COMMERCIAL SECURITY AGREEMENT                Page 4
                                 (Continued)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
     Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right,
     (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver shall become part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Florida. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of the State of Florida. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

     POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

ARBITRATION. Any claim or controversy ("Claim") between the parties, whether arising in contract or tort or by statute including, but not limited to, Claims resulting from or relating to this Agreement shall, upon the request of either party, be resolved by arbitration in accordance with the Federal

09-24-1999                COMMERCIAL SECURITY AGREEMENT                 Page 5
                                (Continued)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Arbitration Act (Title 9, US Code). Arbitration proceedings will be conducted in accordance with the rules for arbitration of financial services disputes of J.A.M.S./Endispute. The arbitration shall be conducted in any state where real or personal property collateral for the credit is located or if there is no collateral, in the state of any Borrower's domicile at the time of the execution of this Agreement or at the commencement of any arbitration proceeding. The arbitration hearing shall commence within 90 days of the demand for arbitration and close within 90 days of commencement, and any award, which may include legal fees, shall be issued (with a brief written statement of the reasons therefore) within 30 days of the close of hearing. Any dispute concerning whether a claim is arbitrable or barred by the statute of limitations shall be determined by the arbitrator. This arbitration provision is not intended to limit the right of any party to exercise self-help remedies, to seek and obtain interim or provisional relief of any kind or to initiate judicial or non-judicial foreclosure against any real or personal property collateral.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 24, 1999.

GRANTOR:

Regeneration Technologies, Inc.

By:          /s/ Richard R. Allen
   -----------------------------------------
   Richard R. Allen, Chief Financial Officer


------------------------------------------------------------------------------
------------------------------------------------------------------------------

--

FINANCING STATEMENT - FOLLOW INSTRUCTIONS                       FILED
CAREFULLY THIS FINANCING STATEMENT IS                    JUNE 03, 1999 08:00 AM
PRESENTED FOR FILING PURSUANT TO THE UNIFORM
COMMERCIAL CODE AND WILL REMAIN EFFECTIVE,               SECRETARY OF STATE
WITH CERTAIN EXCEPTIONS, FOR 5 YEARS FROM                TALLAHASSEE, FLORIDA
DATE OF FILING.                                          990000124943 TR
                                                         4296542-273
                                                         990000124943--4--
                                                         -06/03/99--01024--006
                                                         *****25.00
-------------------------------------------------------------------------------
A.  NAME & TEL. # OF CONTACT AT FILER     B. FILING OFFICE ACCT. #
    (optional)                               (optional)

-------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       NATIONSBANK, N.A.
       P.O. BOX 40329
       JACKSONVILLE, FL 32203-0329

       Tony Sailers
       FL9-100-03-15
-------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable) / /LESSOR/LESSEE
                                        / /CONSIGNOR/CONSIGNEE
                                        / /NON-UCC FILING
-------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
-------------------------------------------------------------------------------
   1a. ENTITY'S NAME
   REGENERATION TECHNOLOGIES, INC.
OR ----------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME      FIRST NAME     MIDDLE NAME       SUFFIX

-------------------------------------------------------------------------------
1c MAILING ADDRESS                CITY           STATE     COUNTRY  POSTAL CODE
1 INNOVATION DRIVE                ALACHUA        FL                 32615
-------------------------------------------------------------------------------
1d S.S. OR TAX I.D.#   OPTIONAL       1e. TYPE OF ENTITY  1f. ENTITY'S STATE
59-3488543           ADD'NL INFO RE                       OR COUNTRY OF
                     ENTITY DEBTOR                        ORGANIZATION

-------------------------------------------------------------------------------
1g. ENTITY'S ORGANIZATIONAL I.D.#. if any
                                / / NONE

-------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name
   (2a or 2b)

    ---------------------------------------------------------------------------
    2a. ENTITY'S NAME

OR  ---------------------------------------------------------------------------
    2b. INDIVIDUAL'S LAST NAME       FIRST NAME        MIDDLE NAME      SUFFIX

-------------------------------------------------------------------------------
2c. MAILING ADDRESS              CITY           STATE    COUNTRY   POSTAL CODE

-------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#   OPTIONAL    2e. TYPE OF ENTITY  2f. ENTITY'S STATE
                      ADDN'L INFO                       OR COUNTRY OF
                      ENTITY DEBTOR                     ORGANIZATION

-------------------------------------------------------------------------------
2g. ENTITY'S ORGANIZATIONAL I.D.S, if any
                                      / / none
-------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME-Insert only one secured party name (3a or 3b)
     --------------------------------------------------------------------------
     3a. ENTITY'S NAME
     NATIONSBANK, N.A.
OR   --------------------------------------------------------------------------
     3b. INDIVIDUAL'S LAST NAME      FIRST NAME         MIDDLE NAME     SUFFIX

-------------------------------------------------------------------------------
3c. MAILING ADDRESS              CITY            STATE    COUNTRY   POSTAL CODE
P.O. BOX 40329                   JACKSONVILLE    FL                 32203-0329
-------------------------------------------------------------------------------
4. THIS FINANCING STATEMENT covers the following types or items of property:
ALL ACCOUNTS, WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER;
ALL ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND OTHER ACCOUNTS PROCEEDS).






-------------------------------------------------------------------------------
5. CHECK  /  / This FINANCING STATEMENT is signed by the Secured Party instead
   BOX of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
-------------------------------------------------------------------------------
7. If filed in Florida (check one )
/ /Documentary stamp tax paid      /x/Documentary stamp tax not applicable
-------------------------------------------------------------------------------
5. REQUIRED SIGNATURES(S)             a. / /This FINANCING STATEMENT is to be
                                            filed [for record] (or recorded) in
                                            the REAL ESTATE RECORDS
                                            Attach Addendum     [if applicable]
--------------------------------------------------------------------------------
Richard R. Allen,                     b. Check to REQUEST SEARCH CERTIFICATE(S)
Chief Financial Officer                  on Debtor(s) [ADDITIONAL FEE]
                                         (option)  / / All debtors / / Debtor 1
/s/ Richard R. Allen                               / / Debtor 2
-------------------------------------------------------------------------------

          YEAR 2000 REPRESENTATIONS AND WARRANTIES


===============================================================================

Borrower:  Regeneration Technologies,     Lender: Bank of America, N.A.
           Inc.                                   dba NationsBank, N.A.,
           1 Innovation Drive                     Successor to Barnett Bank,
           Alachua,FL 32615                       N.A.
                                                  P.O. Box 40329
                                                  Jacksonville, FL 32203-0329

===============================================================================


This YEAR 2000 REPRESENTATIONS AND WARRANTIES is attached to and by this reference is made part of each Promissory Note or Credit Agreement, dated September 24,1999, and executed in connection with a loan or other financial accommodations between Bank of America, N.A. and Regeneration Technologies, Inc.

(1) Borrower has (i) begun analyzing the operations of Borrower and its subsidiaries and affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, embedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31,1999) and; (ii) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its subsidiaries and affiliates on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

(2) Borrower reasonably believes any suppliers and vendors that are material to the operations of Borrower or its subsidiaries and affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

(3) Borrower will promptly notify Lender in the event Borrower determines that any computer application which is material to the operations of Borrower, its subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to a material adverse effect upon the financial condition of Borrower.

THIS YEAR 2000 2000 REPRESENTATION AND WARRANTIES IS EXECUTED ON SEPTEMBER 24,1999.

BORROWER:
Regeneration Technologies, Inc.

By: /s/ Richard R. Allen
    ---------------------------------
    Richard R. Allen, Chief Financial Officer


LENDER:

Bank of America, N.A.

By: V J Fountain
    ---------------------------------
    Authorized Officer

===============================================================================

                         FINANCIAL COVENANTS

    ==================================================================

Borrower:  Regeneration Technologies,      Lender:  Bank of America, N.A.
           Inc.                                     dba NationsBank, N.A.,
           1 Innovation Drive                       Successor to
           Alachua, FL 32615                        Barnett Bank, N.A.
                                                    P.O. Box 40329
                                                    Jacksonville, FL 32203-0329
    ==================================================================

This FINANCIAL COVENANTS is attached to and by this reference is made a part of each Promissory Note or Credit Agreement, dated September 24, 1999, and executed in connection with a loan or other financial accommodations between Bank of America, N.A. and Regeneration Technologies, Inc.

COMPLIANCE WITH LOAN DOCUMENTS. Borrower(s) acknowledge(s) and agree(s) that
(its) (their) timely and complete compliance with all of the terms and conditions contained in the documents evidencing and securing the loan obligation is material consideration for the loan. Borrower('s)(s') failure to timely and completely comply with each and every term and condition contained in the documents evidencing and securing the loan is, at Lender's option, an event of default under the loan. In addition to all other rights and remedies Lender has, Lender may, in its sole discretion, elect to waive such default or to forbear to exercise its rights and remedies for such default and may charge Borrower(s) a fee for agreeing to do so.

FINANCIAL STATEMENT. Borrower(s) acknowledge(s) and agree(s) that Lender's ability to monitor and evaluate the status of the loan is dependent upon Borrower(s) timely providing financial information required herein. In addition to all other rights and remedies Lender has should Borrower(s) fail to timely provide the financial information, including declaring the loan to be in default, Lender may charge Borrower(s) a late fee up to 10 basis points (.1%) of the outstanding principal balance or committed loan amount, whichever is greater, not to be less than $500.00. The charging and/or payment of the fee is not a waiver of the Borrower('s)(s') continuing obligation to provide the required financial information.

THIS FINANCIAL COVENANTS IS EXECUTED ON SEPTEMBER 24, 1999.

BORROWER:

Regeneration Technologies, Inc.

By:          /s/ Richard R. Allen
   -----------------------------------------
   Richard R. Allen, Chief Financial Officer


LENDER:

Bank of America, N.S.

By:          /s/ V J Fountain
   -----------------------------------------
   Authorized Officer

    ==================================================================

                            NOTICE OF FINAL AGREEMENT

-----------------------------------------------------------------------------------------------------------------------------------
  Principal           Loan Date        Maturity       Loan No.        Call      Collateral      Account      Officer       Initials
$6,000,000.00        09-24-1999       09-24-2000     4296542-273                   441                         K44
-----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------------------

BORROWER:   Regeneration Technologies, Inc.        LENDER:   Bank of America, N.A.
            1 Innovation Drive                               dba NationsBank, N.A., Successor to Barnett Bank, N.A.
            Alachua, FL 32615                                P.O. Box 40329
                                                             Jacksonville, FL  32203-0329


===============================================================================

     BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
     PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE
     OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
-------------------------------------------------------------------------------

     As used in this Notice, the following terms have the following meanings:

          LOAN. The term "Loan" means the following described loan: a Variable Rate (1.500% over "Wall Street Journal LIBOR Rate" which is a fluctuating rate of interest equal to the 1 month London interbank offered rate as published in the "Money Rates" section of The Wall Street Journal on the immediately preceding business day as adjusted from time to time in Lender's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs, making an initial rate of 6.881%), Nondisclosable Revolving Line of Credit Loan to a Corporation for $6,000,000.00 due on September 24, 2000. This is a secured renewal loan.

          PARTIES. The term "Parties" means Bank of America, N.A. and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

               BORROWER:   Regeneration Technologies, Inc.

          LOAN AGREEMENT. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:


                                    NECESSARY FORMS

               Loan Agreement/Negative Pledge      Promissory Note/Change in Terms Agr.
               Security Agreement                  UCC-1
               Exhibit(s)                          Disbursement Request and Authorization
               Notice of Final Agreement



                                    OPTIONAL FORMS

               Collateral Schedule
-------------------------------------------------------------------------------

EACH PARTY WHO SIGNS BELOW, OTHER THAN BANK OF AMERICA, N.A., ACKNOWLEDGES, REPRESENTS, AND WARRANTS TO BANK OF AMERICA, N.A. THAT IT HAS RECEIVED, READ AND UNDERSTOOD THIS NOTICE OF FINAL AGREEMENT. THIS NOTICE IS DATED SEPTEMBER 24, 1999.



BORROWER:

Regeneration Technologies, Inc.

By: /s/ Richard R. Allen
   -----------------------------------------
   Richard R. Allen, Chief Financial Officer



LENDER:

Bank of America, N.A.

By: /s/ V J Fountain
   ------------------------------------------
   Authorized Officer


===============================================================================

                            NOTICE OF FINAL AGREEMENT

-----------------------------------------------------------------------------------------------------------------------------------
  Principal           Loan Date        Maturity       Loan No.        Call      Collateral      Account      Officer       Initials
$6,000,000.00        09-24-1999       09-24-2000     4296542-273                   441                         K44
-----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------------------

BORROWER:   Regeneration Technologies, Inc.        LENDER:   Bank of America, N.A.
            1 Innovation Drive                               dba NationsBank, N.A., Successor to Barnett Bank, N.A.
            Alachua, FL 32615                                P.O. Box 40329
                                                             Jacksonville, FL  32203-0329


===============================================================================

     BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
     PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE
     OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
-------------------------------------------------------------------------------

     As used in this Notice, the following terms have the following meanings:

          LOAN. The term "Loan" means the following described loan: a Variable Rate (1.500% over "Wall Street Journal LIBOR Rate" which is a fluctuating rate of interest equal to the 1 month London interbank offered rate as published in the "Money Rates" section of The Wall Street Journal on the immediately preceding business day as adjusted from time to time in Lender's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs, making an initial rate of 6.881%), Nondisclosable Revolving Line of Credit Loan to a Corporation for $6,000,000.00 due on September 24, 2000. This is a secured renewal loan.

          PARTIES. The term "Parties" means Bank of America, N.A. and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

               BORROWER:   Regeneration Technologies, Inc.

          LOAN AGREEMENT. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:


                                    NECESSARY FORMS

               Loan Agreement/Negative Pledge      Promissory Note/Change in Terms Agr.
               Security Agreement                  UCC-1
               Exhibit(s)                          Disbursement Request and Authorization
               Notice of Final Agreement



                                    OPTIONAL FORMS

               Collateral Schedule
-------------------------------------------------------------------------------

EACH PARTY WHO SIGNS BELOW, OTHER THAN BANK OF AMERICA, N.A., ACKNOWLEDGES, REPRESENTS, AND WARRANTS TO BANK OF AMERICA, N.A. THAT IT HAS RECEIVED, READ AND UNDERSTOOD THIS NOTICE OF FINAL AGREEMENT. THIS NOTICE IS DATED SEPTEMBER 24, 1999.



BORROWER:

Regeneration Technologies, Inc.

By: /s/ Richard R. Allen
   -----------------------------------------
   Richard R. Allen, Chief Financial Officer



LENDER:

Bank of America, N.A.

By: /s/ V J Fountain
   ------------------------------------------
   Authorized Officer


===============================================================================

                         AUTOMATIC PAYMENT

===============================================================================
BORROWER:  Regeneration Technologies,  LENDER:  Bank of America, N.A.
           Inc.                                 dba NationsBank, N.A.,
           1 Innovation Drive                   Successor to Barnett Bank, N.A.
           Alachua, FL 32615                    P.O. Box 40329
                                                Jacksonville, FL 32203-0329
===============================================================================

This AUTOMATIC PAYMENT is attached to and by this reference is made a part of each Disbursement Request, dated September 24, 1999, and executed in connection with a loan or other financial accommodations between Bank of America, N.A. and Regeneration Technologies, Inc.

Borrower hereby authorizes Lender to automatically deduct from any of Borrower's accounts with Lender the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments. Please debit account number __________________.

THIS AUTOMATIC PAYMENT IS EXECUTED ON SEPTEMBER 24, 1999.

BORROWER:

Regeneration Technologies, Inc.

By: /s/ Richard R. Allen
   ----------------------------
    Richard R. Allen,
    Chief Financial Officer

LENDER:

Bank of America, N.A.

By: /s/ V J Fountain
   -----------------------------
    Authorized Officer
===============================================================================

                           TAX INDEMNITY AGREEMENT

     This Agreement is made the 24th day of September, 1999, by Regeneration Technologies, Inc. ("Borrower"), and Bank of America, N.A., ("Lender").

     WHEREAS, Bank is making, renewing, substituting, consolidating or modifying a $6,000,000.00 loan dated September 24, 1999 ("Loan"), executed by Borrower, upon which State of Florida documentary stamp tax and/or non-recurring intangible taxes (jointly and severally, the "taxes") may or may not be due, same dependent upon the structure of the Loan; and

     WHEREAS Borrower is of the opinion that the Loan may not be subject to the Taxes and has requested that Lender not collect, withhold nor pay the Taxes; and

     WHEREAS Borrower has been informed by Lender that non-payment of the Taxes may create a potential liability to Lender in the event that any claims are brought against Lender by reason of non-payment of the Taxes;

     NOW THEREFORE Lender has requested, and Borrower has agreed to give, this Agreement with the Borrower indemnifying the Lender as follows:

     1. Borrower assumes the risk of all damage, loss, cost and expense (including interest and penalties, if any), and agrees to indemnify and hold harmless Lender, its directors, officers, agents and employees from and against any and all liability, damage, loss, cost, expense, or reasonable attorney fees which may accrue to or be sustained by Lender, its directors, officers, agents or employees on account of or arising from any claim or action raised by, filed or brought by or in the name of any State of Florida Governmental or Administrative Department with respect to non-payment of the Taxes against Lender, its directors, officers, agents or employees in connection with the Loan.

     2. Borrower agrees to pay Lender against any claim brought or action filed against Bank with respect to the subject of this indemnity contained herein, whether such claim or action is rightfully or wrongfully brought or filed.

     3. Bank shall use its best efforts to give written notice to Borrower of any claim or action which Lender is to be indemnified against herein in a timely manner after written notice of such claim or action is received by Lender, by sending notification via certified or registered mail, postage prepaid, return receipt requested or overnight courier to Borrower at its billing address shown on Lender's billing system. Lender shall also request from the entity making said demand or inquiry that the demand or inquiry be in writing and sent to Lender, but is not responsible for non-compliance with its request. Additionally, Borrower shall give immediate notice to Lender if Borrower receives any notice of any possible or actual claim or action.

     4. In case a claim should be brought or action filed with respect to the subject of indemnity herein, Borrower agrees that Lender may employ attorneys of its own selection to appear and defend the claim or action on behalf of Lender, at the expense of Borrower. Lender, at its option, shall have authority for the direction of the defense, and shall be the judge of the acceptability of any compromise or settlement or any claims or actions against Lender; however, Borrower has right to be advised of any compromises or settlements and upon request to the Lender, to be joined in the lawsuit as a party Defendant, therefore allowing the Borrower to assert its own defenses.

     5. Indemnities and obligations provided herein shall continue in full force and effect notwithstanding the expiration or termination of the Loan for any reason whatsoever. Nothing in this Agreement or otherwise shall authorize any of the parties hereto or any other person or entity to act so as to incur or impose any liability or obligation for or on behalf of the others.

     6. It is further understood and agreed by the parties hereto that if any of the provisions hereof shall contravene, or be invalid under the laws of the State of Florida, or any county or jurisdiction where used, such contravention or invalidity shall not invalidate this Agreement but shall be construed as if not containing the particular provision or provisions held to be invalid, and the rights or the obligations of the parties hereto shall be construed and enforced accordingly.

     7. Each party agrees to execute and deliver, or cause to be executed and delivered, all such instruments, certificates and documents, and to take all such other actions as the other party to this Agreement may reasonably request from time to time to effectuate the purpose and intent of this Agreement.

     8. The failure of Lender to insist in any one or more instances upon performance of any of the provisions of this Agreement or to take advantage of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of such rights, and the same shall continue and remain in full force and effect. No single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. Waiver by Lender of any branch of any provision of this Agreement shall not constitute or be construed as a continuing waiver or as a waiver of any other breach of any other provision of this Agreement.

     9. This Agreement contains the entire agreement between the parties with respect to the matters contemplated herein and supersedes and cancels all prior agreements between them whether oral, written or implied. No modifications, amendments or waivers of this Agreement, or any of its provisions, shall be binding on any party unless evidenced by a written instrument duly executed by the parties.

     The undersigned have executed this Indemnity Agreement on the day and year first appearing.


"Bank"                                 "Borrower"

Bank of America, N.A.                  Regeneration Technologies, Inc.


V J Fountain                           By: /s/ Richard R. Allen
--------------------                      ----------------------------
Authorized Agent                       Name: Richard R. Allen
                                       Title: CFO/Sec/Treas

                        OUT OF STATE CLOSING AFFIDAVIT

STATE OF GEORGIA
COUNTY OF CAMDEN

     Before me, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared V J Fountain, Agent of Bank of America, N.A. ("Bank") and Richard R. Allen, CFO of Regeneration
Technologies, Inc. (the "Borrower") who, being by me first duly sworn, stated:

     1. On the date hereof, the Borrower executed a Promissory Note (the "Note") of even date herewith in the principal amount of $6,000,000.00 in favor of the Bank in Camden County, Georgia.

     2. The Borrower personally delivered the Note to the Bank in Camden County, and the Bank accepted the Note on the date hereof in Camden County, Georgia.

     DATED this 24th day of September, 1999.


                                       Signature of the Bank's Agent:
                                       /s/ V J Fountain
                                       ------------------------------
                                       Print Name: V J Fountain
                                                  -------------------


                                       Signature of Borrower's Officer:
                                       /s/ Richard R. Allen
                                       ------------------------------
                                       Print Name: Richard R. Allen
                                                  -------------------

Sworn to and subscribed before me
this 24th day of September,1999.

/s/ Darlene L. Tibbitts
-------------------------------
Notary Public
Print Name: Darlene L. Tibbitts
           --------------------
State and County Aforesaid
My Commission Expires:  [STAMP]